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                                                                   EXHIBIT 10.41

                            NON-COMPETITION AGREEMENT

         THIS NON-COMPETITION AGREEMENT (this "Agreement"), is made as of the 1st day of October, 1998, by and between PARAVANT COMPUTER SYSTEMS, INC., a Florida corporation (hereinafter referred to as the "Purchaser"), and C. Hyland Schooley (hereinafter referred to as the "Selling Shareholder").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser, ENGINEERING DEVELOPMENT LABORATORIES, INCORPORATED, an Ohio corporation ("EDL"), SIGNAL TECHNOLOGY LABORATORIES, INC., an Ohio corporation ("STL"), and the Shareholders of both of EDL and STL, including the Selling Shareholder are parties to an Acquisition Agreement dated as of March 31, 1998 (the "Acquisition Agreement") providing for the acquisition by the Purchaser from the EDL as shareholders of all of the EDL common stock, the acquisition by the Purchaser, directly or indirectly through its wholly-owned subsidiary NewSTL, from STL of the STL Purchased Assets and the acquisition by the Purchaser of non-competition agreements from certain of the shareholders of STL, including the Selling Shareholder;

         WHEREAS, it is a condition precedent to the obligation of the Purchaser to complete the Closing contemplated by the Purchase Agreement (the "Closing") that the Purchaser shall have received this Agreement from the Selling Shareholder;

         WHEREAS, Selling Shareholder desires to induce the Purchaser to enter into and complete the Closing and to consummate the transaction contemplated by the Acquisition Agreement; and

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Acquisition Agreement.

         NOW, THEREFORE, in consideration of the foregoing, Selling Shareholder hereby agrees with the Purchaser as follows:

         1. Recitals. The recitals set forth at the beginning of this Agreement are true and correct and by this reference are incorporated by reference into the body of this Agreement.

         2. Representations and Warranties. Selling Shareholder does hereby represent and warrant to the Purchaser:

                  (a) That the delivery of this Agreement to the Purchaser by Selling Shareholder is ancillary to the main business purpose of the Acquisition Agreement and is executed by Selling Shareholder to protect the legitimate interests of the Purchaser with respect to its acquisition of EDL and the STL Purchased Assets;

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                  (b) That the Non-competition  Period (as hereinafter  defined)
and the Geographic Area (as hereinafter defined), as described in Section 3 of this Agreement, is appropriate and reasonable in all respects in light of the nature of the business conducted by the Purchaser, EDL and NewSTL and the legitimate need of the Purchaser to protect the investment by the Purchaser in EDL and NewSTL following the acquisition; and

                  (c) That the execution and delivery of this Agreement, the performance by Selling Shareholder of the covenants and agreements contained herein, and the enforcement by the Purchaser of the provisions contained herein, will cause no undue hardship on Selling Shareholder.

         3. Non-competition. During the period commencing with the date of this Agreement and continuing until fifteen (15) years thereafter, Selling Shareholder agrees that, except on behalf of the Purchaser or a subsidiary of the Purchaser while employed by the Purchaser or a subsidiary of the Purchaser, and except to the extent set forth in Section 5 of this Agreement, he shall not engage, directly or indirectly, in any business which competes in any manner within the United States of America or its possessions or territories or elsewhere throughout the world (the "Geographic Area") with the Purchaser's business of design, manufacture, repair and sale of rugged and customized computer systems and medical computer assemblies, EDL's business of the design, development, modification and marketing of avionics equipment for use on or with military airborne systems or the business of the design, development, production, modification and marketing of digital signal processing equipment for government intelligence and related applications, which was included in the STL Purchased Assets. For purposes of this Agreement, the Selling Shareholder will be deemed to be engaged in a business if he participates in such business, directly or indirectly, as a stockholder, partner, owner, investor, principal or agent, employee, officer, director, creditor, consultant, or otherwise in any manner in such business.

         4. Confidentiality of information, etc. Selling Shareholder shall not divulge, communicate, use to the detriment of the Purchaser, or for the benefit of any other business, firm, person, partnership or corporation, or otherwise misuse, any "Confidential Information", data or trade secrets, including secret processes, formulas or other technical data, production methods, customer lists, or personnel or proprietary information, pertaining to the STL Purchased Assets, the Purchaser, NewSTL or other subsidiaries of the Purchaser, or their respective businesses. Selling Shareholder acknowledges that any such information or data he may have acquired was either part of the STL Purchased Assets which were conveyed to the Purchaser pursuant to the Acquisition Agreement or was received in confidence and as a fiduciary of the Purchaser or NewSTL. "Confidential Information" shall be defined as: trade secrets, customer names, addresses, or particular desires or needs; the market regions or territories; prices charged for services or products and the methods and formulas related to pricing; information concerning product development, manufacturing processes and research and development projects; formulas, inventions and compilations of such information; information concerning future product or market developments; financial information; information regarding suppliers and costs for raw materials and other supplies; financing programs; business plans; and information regarding personnel, overhead, distribution and other expenses. The parties stipulate that Confidential Information and all elements of it are important, material, confidential and gravely affect the successful conduct of the business of the Purchaser and NewSTL. Upon termination of his


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employment  with the  Purchaser and its  subsidiaries  for any reason and at any other time the Purchaser or New STL may request, Selling Shareholder agrees to deliver to the Purchaser, all memoranda, notes, plans, records, reports, information and other documentation (and copies thereof), however recorded, relating to the business of the Purchaser or NewSTL, or which contain Confidential Information which he may possess or have under his control.
Confidential   Information,   data  or  trade  secrets  shall  not  include  any
information  which:  (a) at the time of disclosure is within the public  domain;
(b) after disclosure becomes a part of the public domain or generally known within the industry through no fault, act or failure to act, error, effort or breach of this Agreement by Selling Shareholder; (c) is known to the recipient at the time of disclosure; (d) is subsequently discovered by Selling Shareholder independently of any disclosure by the Purchaser, STL or NewSTL; (e) is required by order, statute or regulation, of any governmental authority to be disclosed to any federal or state agency, court or other body; or (f) is obtained from a third party who has acquired a legal right to possess and disclose such information.

         5. Exceptions and Exclusions. With respect to the restrictions and prohibitions set forth in Sections 3 and 4, such restrictions and prohibitions shall not:

                  (a) Restrict or prohibit the Selling Shareholder from engaging in the activities required, but only to the extent required, to permit STL to enter into a new contract or accept a new order, to subcontract with NewSTL, or to complete any backlog order in accordance with the provisions of Section 5.3.3 of the Acquisition Agreement; and

                  (b) Nothing herein contained shall be deemed to prevent or limit the right of Selling Shareholder to own capital stock or other securities of any corporation which are publicly owned or regularly traded in the over-the-counter market or on any securities exchange; provided, however, such investment does not exceed five percent 5% of the issuer's outstanding securities of that class.

         6. Equitable Remedies and Remedies at Law. The parties recognize that, because of the nature of the subject matter of this Agreement, it would be impracticable and extremely difficult to determine actual damages to the Purchaser or NewSTL or in the event of a breach of this Agreement by Selling Shareholder. Accordingly, if Selling Shareholder commits a breach, or threatens to commit a breach of any of the provisions of this Agreement, the Purchaser or NewSTL shall be entitled to all available legal and equitable remedies, including without limitation, injunctive relief, both preliminary and permanent, and none of such parties shall be required to post a surety bond in connection therewith and each of such parties will also be entitled to money damages for any loss suffered or to be suffered as a consequence of Selling Shareholder's breach of this Agreement.

          7. Severability. If any of the covenants contained in Section 3, or any part thereof, are held to be unenforceable because of the duration of such provisions or the area covered thereby, or ever be deemed to exceed the scope of business, the undersigned agrees that the court making such determination shall have the power to reform the provisions of this Agreement to the maximum scope, time or geographic limitations permitted by applicable law.

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         8. Reasonableness. The Purchaser and Selling Shareholder agree that the covenants of Selling Shareholder set forth in this Agreement are appropriate and reasonable when considered in light of the nature and extent of the business acquired by the Purchaser as the STL Purchased Assets and the business conducted by the Purchaser and the business to be conducted by NewSTL.

         9. Exclusive Jurisdiction. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Section 3 upon the courts of any state within the geographical scope of such covenants. In the event that the courts of any one or more of such states shall hold such covenants wholly unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Purchaser's right to the relief provided above in the courts or any other state within the geographical scope of such covenants as to any subsequent breach, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

         10. Governing Law. Except as otherwise provided in Section 9, this Agreement shall be construed, and the legal relations between the parties hereto determined, in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within the State of Florida, without giving effect to its conflicts of laws provisions.

         11. Attorneys' Fees. In the event any party hereto institutes litigation to enforce its rights or remedies under this Agreement, the party prevailing in such litigation shall be entitled to receive an award from the non-prevailing party of the prevailing party's reasonable attorneys' fees and costs incurred in connection with such litigation. The foregoing shall include reasonable attorneys' fees and costs (including paralegals' fees) incurred at trial, on any appeal and in any proceeding in bankruptcy. The agreement of the parties represented by this Agreement is in addition to, and not in lieu of, any other agreement or obligation of the parties contained in this Agreement or in the Acquisition Agreement.

         12. Enforcement. The covenants of Selling Shareholder under this Agreement shall be independent of any other contractual relationship between the Purchaser and Selling Shareholder. Consequently, the existence of any claim or cause of action of Selling Shareholder against the Purchaser shall not constitute a defense to the enforcement by the Purchaser of this Agreement.

          13. Assignability and Parties in Interest. This Agreement shall inure to the benefit of and be binding upon (i) the Purchaser and NewSTL and their respective successors and assigns, including, but not limited to, any corporation which may acquire all or substantially all of the assets and business of the Purchaser or NewSTL and any corporation with and into which any of the Purchaser or NewSTL may be consolidated or merged, or any corporation that is the successor corporation of any of them in an exchange of stock; and
(ii) Selling Shareholder, his heirs, guardians and personal and legal representatives. Selling Shareholder may not assign any of his rights or delegate any of its obligations hereunder without the prior written consent of the Purchaser. This Agreement shall inure


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to the benefit of the Purchaser and NewSTL, notwithstanding the fact that NewSTL is not a party hereto. All references in this Agreement to the Purchaser shall be deemed to include NewSTL.

         14. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument. The execution of this Agreement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

         15. Waiver. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

         16. Complete Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and the subject matter hereof and, except as provided herein, supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings relating to the subject matter hereof.

         17.  Modifications,   Amendments  and  Waivers.  All  modifications  or
amendments to this Agreement shall be in writing and signed by both parties hereto.

         18. Interpretation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         19. Gender, Number. Words of gender may be read as masculine, feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context. All terms such as "herein," "hereby" or "hereunder" refer to this Agreement as a whole.

                         (Signatures on following page.)

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                   (Signatures to Non-Competition Agreement.)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                                 "Purchaser"

                                                 PARAVANT COMPUTER SYSTEMS, INC.
                                                 a Florida corporation

Attest:  /s/   Kevin J. Bartczak                 By:  /s/   Krishan K. Joshi
         ----------------------------                ---------------------------
         Kevin J. Bartczak, Secretary

                  [Corporate Seal]

Signed, Sealed and Delivered in                  "Selling Shareholder"
the Presence of Two Subscribing
Witnesses:

   /s/   Bryce W. Skinn                           /s/   C. Hyland Schooley
-----------------------                           -------------------------
Witness                                           C. Hyland Schooley

  /s/   Teresa A. Collingsworth
--------------------------------

Witness


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